SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 24, 2000


                              China Broadband Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        0-28345                                          72-1381282
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(Commission File Number)                       (IRS Employer Identification No.)

2080, 442 - 2 Ave. S.W.
Calgary, Alberta, Canada                                 T2P 5E9
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(Address of Principal Executive Offices)                (Zip Code)


                                 (403) 234-8885
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              (Registrant's Telephone Number, Including Area Code)


         624 Wilderness Drive, S.E., Calgary, Alberta, Canada  T2J 1Z2
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          (Former name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Amisano Hanson, Chartered Accountants (the "Former Accountant"), was replaced as independent certified public accountant and independent auditor for China Broadband Corp. (formerly, Institute for Counselling Inc.) (the "Company") on August 24, 2000. The Company's decision to change accountants was approved by its Board of Directors.

     The Former Accountant was replaced prior to reporting on the Company's financial statements for any period.

     During the Company's fiscal year ended December 31, 1999, and through the date of this report, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its report on the financial statements for such year.

     During the fiscal year ended December 31, 1999, and through the date of this report, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a) (1)(vi) (B)(1) through (3) of
Item 304 of Regulation S-B.

     On August 24, 2000, the Company engaged Arthur Andersen LLP as its independent auditors and independent certified public accountant.

     The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is filed as part of this report:

          Exhibit
          Number    Description
          ------    -----------

          16.1      Letter,  dated  August  24, 2000  from to  Amisano  Hanson,
                    Chartered   Accountants,   the   Securities   and   Exchange
                    Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.





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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHINA BROADBAND CORP.
                                       -------------------------------------
                                                   (Registrant)



Date  August 24, 2000                  By: /s/ Matthew Heysel
                                       -------------------------------------
                                       Name:    Matthew Heysel

                                       Title:   Chairman, Chief Executive
                                                  Officer and Director














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

                                 EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

16.1 Letter, dated August 24, 2000 from Amisano Hanson, Chartered Accountants, to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.